                                                                   EXHIBIT 10(d)
                         MONTHLY SERVICER'S CERTIFICATE
                             CONSUMERS FUNDING LLC
                $468,592,000 SECURITIZATION BONDS, SERIES 2000-1

         Pursuant to Section 3.05 of the Servicing Agreement dated as of November 8, 2001 (the "Consumers Servicing Agreement") between Consumers Energy
           Company, as Servicer and Consumers Funding LLC, as Issuer, the Servicer does hereby certify as follows:

Capitalized terms used in the Monthly Servicer's Certificate (the "Monthly Certificate") have their respective meanings as set forth in the Servicing Agreement. References herein to certain sections and subsections are references to the respective sections of the Servicing Agreement.

                        Current BILLING MONTH: March 2002

  CURRENT BILLING MONTH        3/5/02 - 4/3/02            COLLECTION CURVE 100%

   STANDARD BILLING FOR PRIOR BILLING MONTH
  Residential Total Billed                               $125,949,061
  Residential SECURITIZATION CHARGE (SC) Billed          $  1,391,388        1.105%

  Commercial Total Billed                                $ 76,997,127
  Commercial SECURITIZATION CHARGE (SC) Billed           $  1,298,006        1.686%

  Industrial Total Billed                                $ 53,171,604
  Industrial SECURITIZATION CHARGE (SC) Billed           $  1,418,212        2.667%

   YTD NET WRITE-OFFS AS A % OF BILLED REVENUE
   -------------------------------------------
   Non-Residential Customer Net Write-offs                     0.380%
   Residential Customer Net Write-offs                         0.450%
   Total Net Write-offs                                        0.410%



   AGGREGATE SC COLLECTIONS
  TOTAL SC REMITTED FOR BILLING MONTH
  Residential Class SC Collected                         $  1,521,695
  Commercial Class SC Collected                          $  1,340,758
  Industrial Class SC Collected                          $  1,311,312

  Total SC Collected                                     $  4,173,765


   Aggregate SC Remittances for December BILLING MONTH   $  1,632,249
   Aggregate SC Remittances for January BILLING MONTH    $  3,523,090
   Aggregate SC Remittances for February BILLING MONTH   $  4,133,025
   Aggregate SC Remittances for March BILLING MONTH      $  4,173,765
   TOTAL CURRENT SC REMITTANCES                          $ 13,462,129


  CURRENT BILLING MONTH    3/5/02 - 4/3/02                 COLLECTION CURVE 100%

   CALCULATED SC COLLECTED AMOUNT
   ------------------------------
   RESIDENTIAL
   -----------
   A-1 Residential SC Collected                                          $1,448,521
   A-3 Residential T.O.D. SC Collected                                   $    6,184
   A-4 Alternate Residence SC Collected                                  $   33,870
   A-5 Residential Farm/Life Support SC Collected                        $   33,120

   TOTAL RESIDENTIAL SC COLLECTED                                        $1,521,695

   COMMERCIAL
   ----------
   B-1 General Primary   (041) SC Collected                              $   16,900
   B-General Secondary   (010) SC Collected                              $  266,352
   C- General Secondary   (011) SC Collected                             $  503,775
   D-General Primary   (018) SC Collected                                $  294,738
   F-Primary High Load Factor   (032) SC Collected                       $   64,841
   GH-General Service Heating   (013) SC Collected                       $    8,595
   H- Water Heating Service   (014) SC Collected                         $      594
   L-1 General Energy-Only Street Lighting SC Collected                  $    2,667
   L-2 General Service (Cust Owned) St Light SC Collected                $    2,900
   L-3 General Service (Co Owned) St Light SC Collected                  $   14,565
   L-4 General Service Outdoor Lighting Commercial SC Collected          $    1,968
   PS-1 General Secondary Public Pumping SC Collected                    $    8,864
   PS-2 General Primary Public Pumping SC Collected                      $    7,281
   PS-3 General Optional Primary Public Pumping SC Collected             $   47,361
   R-1 General Secondary Resale SC Collected                             $       38
   R-2 General Secondary Resale SC Collected                             $    1,082
   R-3 General Primary Resale SC Collected                               $   30,453
   ROA-P Retail Open Access Primary (110) SC Collected                   $   49,111
   ROA-S Retail Open Access Secondary Com SC Collected                   $    2,540
   SC - Special Contract Commercial SC Collected                         $    1,853
   SPEC Grand Rapids Special Contract SC Collected                       $    3,148
   UR-General Unmetered SC Collected                                     $   11,132

   TOTAL COMMERCIAL SC COLLECTED                                         $1,340,758

   INDUSTRIAL
   ----------
   B-1 General Primary   (042) SC Collected                              $   23,181
   B-General Secondary   (020) SC Collected                              $   38,352
   C- General Secondary   (021) SC Collected                             $   76,833
   CG-Cogeneration/Small Power Production Purchase SC Collected          $    3,535
   D-General Primary   (028) SC Collected                                $  636,291
   F-Primary High Load Factor   (033) SC Collected                       $  130,784
   GH-General Service Heating   (023) SC Collected                       $       76
   GMD General Motors SC Collected                                       $   33,921
   GMF General Motors SC Collected                                       $  137,392
   GMJ-1 General Motors SC Collected                                     $    9,440
   H- Water Heating Service   (024) SC Collected                         $        1

  CURRENT BILLING MONTH  3/5/02 - 4/3/02                            COLLECTION CURVE 100%
     I-General Primary Interruptible (034) SC Collected                $    3,406
     J-1General Alternative Electric Metal Melting SC Collected        $   32,217
     J-General Primary Electric Furnace (037) SC Collected             $    7,161
     L-4 General Service Outdoor Lighting Industrial SC Collected      $      114
     ROA-P Retail Open Access Primary (111) SC Collected               $   59,248
     ROA-S Retail Open Access Secondary Ind SC Collected               $      480
     SC - Special Contract Industrial SC Collected                     $  118,880

     TOTAL INDUSTRIAL SC COLLECTED                                     $1,311,312

     TOTAL SC COLLECTED                                                $4,173,765





   Executed as of this 12th day of April 2002.

                                                    CONSUMERS ENERGY COMPANY
                                                    AS SERVICER



                                                        /s/ Glenn P. Barba
                                                    ----------------------------
                                                         Glenn Barba, Controller



   CC:      Consumers Funding LLC
            Suite M-1079
            212 W. Michigan Ave
            Jackson, Mi  49201






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